Exhibit 4.1

                  [FORM OF FACE OF COMMON STOCK CERTIFICATE]

                           ICG COMMUNICATIONS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                               CUSIP 449246 20 6

This Certifies that _____________________ the registered holder of ______________ FULLY PAID AND NON-ASSESSABLE SHARES OF VOTING COMMON STOCK $0.01 PAR VALUE in the capital of the above named Corporation subject to the Certificate of Incorporation, transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.



DATED  _________________________



                                                     _________________________
                                                     Secretary

                                                     _________________________
                                                     Chief Executive Officer


COUNTERSIGNED AND REGISTERED:


AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)


TRANSFER AGENT
AND REGISTRAR

BY:______________________
      AUTHORIZED SIGNATURE


                 [FORM OF REVERSE OF COMMON STOCK CERTIFICATE]

                           ICG COMMUNICATIONS, INC.

         The statement of the authorized classes of the Corporation's stock and the rights, preferences privileges and restrictions granted to or imposed upon the respective classes of stock of the Corporation and upon the holders thereof as established by the Certificate of Incorporation is available upon request and without charge at the office of the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM          as tenants in common
TEN ENT          as tenants by the entireties
JT TEN           as joint tenants with right of survivorship and not as
                 tenants in common

UNIF GIFT MIN ACT- ______________________
                                    (Cust)

Custodian __________________________________
                           (Minor)
under Uniform Gifts to Minors Act

__________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received,_____________________ hereby sell, assign and transfer unto



_________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE



_________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  _________________________



______________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

_________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS ND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.